UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

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X	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

SUGARMADE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SUGARMADE, INC.

167 N. Sunset Avenue

City of Industry, CA 91744

Tel: (888) 982-1628

September 13, 2017

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of SUGARMADE, INC. to be held on October 20, 2017 at 8:00 a.m., at 167 N. Sunset Avenue, City of Industry, CA. Only stockholders of record at the close of business on September 13, 2017 are entitled to the notice of, and to vote at, the Special Meeting, including any postponement or adjournment thereof.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the Special Meeting, and you are encouraged to vote your shares as soon as possible. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

We look forward to seeing you at the Special Meeting

Sincerely yours,

/s/ Jimmy Chan
President, Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on October 20, 2017.

SUGARMADE, INC.

167 N. Sunset Avenue

City of Industry, CA 91744

Tel: (888) 982-1628

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 20, 2017

To the Stockholders of SUGARMADE, INC.

A Special Meeting of Stockholders (the “Special Meeting”) of SUGARMADE, INC., a Nevada corporation (the “Company”), will be held at 167 N. Sunset Avenue, City of Industry, CA on Wednesday, October 20, 2017, at 8 a.m. for the following purposes:

1.	To approve an amendment to the Articles of Incorporation to increase our authorized capital from 300,000,000 common shares to 1,000,000,000 common shares.
2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and
3.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on September 13, 2017. Whether or not you expect to be present in person at the Special Meeting, please sign the proxy and return it promptly. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board,

Jimmy Chan
President and Chairman
September 13, 2017

Even if you vote your shares prior to the Special Meeting, you still may attend the Special Meeting and vote your shares in person.

TABLE OF CONTENTS

Page

GENERAL	1
SPECIAL MEETING INFORMATION	1
VOTING INFORMATION	2
INFORMATION REGARDING THIS SOLICITATION	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	5
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO AFFECT AN INCREASE IN THE AUTHORIZED CAPITAL	7
PROPOSAL 2: ADJOURNMENT OF THE SPECIAL: MEETING	8
OTHER BUSINESS	8
SUBMISSION OF STOCKHOLDER PROPOSALS	8
PRIVACY PRINCIPLES	9

SUGARMADE, INC.

167 N. Sunset Avenue

City of Industry, CA 91744

Tel: (888) 982-1628

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sugarmade, Inc. a Delaware corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on Friday, October 20, 2017, at 8:00 a.m. Pacific Time at 167 N. Sunset Avenue, City of Industry, CA 91744 and at any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are first being sent to stockholders on or about September 13, 2017.

We encourage you to vote your shares, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the proxy card, and the Company receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

SPECIAL MEETING INFORMATION

Date and Location

We will hold the Special Meeting on Friday, October 20, 2017, at 8 a.m. Pacific Time at 167 N. Sunset Avenue, City of Industry, CA 91744.

Admission

Only record or beneficial owners of the Company’s common stock as of the close of business on September 13, 2017or their proxies may attend the Special Meeting. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to vote on the following proposals:

1.	To approve an amendment to the Articles of Incorporation to increase our authorized capital 300,000,000 common shares to 1,000,000,000 common shares.
2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and
3.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Special Meeting is the close of business on September 13, 2017 (the “Record Date”). You may cast one vote for each share of our common stock that you own as of the Record Date.

A quorum of stockholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (“Broker Non-Votes”) will be treated as shares present for quorum purposes. On the Record Date, there were 214,826,834 shares of our common stock outstanding and entitled to vote. Thus, 107,413,417 shares of our common stock must be represented by stockholders’ present at the Special Meeting or by proxy to have a quorum.

If a quorum is not present at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of our common stock through a broker, bank or other nominee and you want to vote in person at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not be permitted to vote your shares on any proposal considered at the Special Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of our common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit your right to vote in person at the Special Meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Special Meeting to our President, Jimmy Chan at 167 N. Sunset Avenue, City of Industry, CA 91744; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the Special Meeting; or (3) voting in person at the Special Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Special Meeting does not revoke your proxy unless you also vote in person at the Special Meeting.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Absentions and Broker Non-Votes
Proposal 1 — To approve an amendment to the Articles of Incorporation to increase our authorized capital 300,000,000 common shares to 1,000,000,000 common shares.	Affirmative vote of the majority of the votes entitled to be cast by the holders of the common stock.	No	Abstentions and broker non-votes, if any, will have the same effect of a vote against this proposal.
Proposal 2 — To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the votes cast at the Special Meeting.	No	Abstentions and broker non-votes, if any, will have the same effect of a vote against this proposal.

INFORMATION REGARDING THIS SOLICITATION

Our Board is making this solicitation and the Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Special Meeting of Stockholders, and the proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies form, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing. In addition, we will indemnify them against any losses arising out of that firm’s proxy soliciting services on our behalf.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company the Company’s officers are located at 167 N. Sunset Avenue, City of Industry, CA 91744. No additional compensation will be paid to directors, officers or regular employees of the Company for such services.

Stockholders may also provide their voting instructions via email through the Internet. This option requires stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Jimmy Chan, President, 167 N. Sunset Avenue, City of Industry, CA 91744.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 13, 2017, the beneficial ownership of each current director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of the Company’s common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of September 13, 2017, are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 214,826,834 shares of the Company’s common stock outstanding as of September 13, 2017.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o President, 167 N. Sunset Avenue, City of Industry, CA 91744.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

IDENTITY OF PERSON OR GROUP	CLASS	TOTAL SHARES OWNED	PERCENT OF SHARES OWNED
Jimmy Chan President, CFO, Director	Common Stock	0	0%
__________ Director	Common Stock	Direct		%
Directors and Executive Officers as a Group (2 persons)	Common Stock			%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.
((2)

The persons named above known to be a beneficial owner of 5% or more of the Company’s stock may be deemed to be a “parent” and “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct holdings in the Company.

The following table sets forth as September 13, 2017, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director:
over $100,000

Independent Directors:
0
0

(1)	The dollar range of the equity securities beneficially owned is based on the closing price per share of the Company’s common stock of $0.03 on September 9, 2017 on the OTCBB.
(2)	The dollar ranges of equity securities beneficially owned are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL FROM 300,000,000 TO 1,000,000,000 COMMON SHARES

The Board has adopted, and recommends that stockholders approve an amendment to the Company’s Articles of Incorporation to increase our authorized capital from 300,000,000 common shares to 1,000,000,000 common shares. (the “Increase in Authorized Capital Proposal”).

The Increase in Authorized Capital Proposal

The form of the proposed amendment to the Company’s Articles of Incorporation to affect an increase in Authorized Capital is attached to this Proxy Statement as Appendix A. Under the terms of the Authorized Capital Proposal, the Board will be given the authority to implement the proposed amendment.

Reasons for the Proposal

The purpose of the amendment to our Articles of Incorporation is to reorganize our capital structure, which management believes will better position us to attract financing. There will be no change to the issued and outstanding common shares as a result of the increase in our authorized capital.

Effect of the Increase in Authorized Capital on Holders of Outstanding Common Stock

If implemented, the Increase in Authorized Capital will affect all holders of common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company. In addition, the Increase in Authorized Capital will not affect any stockholder’s proportionate voting power.

After the effective date of the Increase in Authorized Capital, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The common stock will continue to be listed on the OTCBB under the symbol “SGMD”.

No Going Private Transaction

The Increase in Authorized Capital, if implemented, is not intended to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Federal Income Tax Consequences of the Increase in Authorized Capital

Whereas the Increase in Authorized Capital has no effect on individual shareholders share positions, there are no material U.S. federal income tax consequences of the Increase in Authorized Capital to holders of common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE INCREASE IN AUTHORIZED CAPITAL.

PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Special Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve the proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting adjourned or postponed.

The Board unanimously recommends a vote “for” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the Special Meeting of Stockholders will be held on October 20, 2017. A stockholder who intends to present a proposal at that Special Meeting pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its address, and the Company must receive the proposal on or before October 1, 2017, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of Princeton Investment Advisors and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

By Order of the Board

Jimmy Chan
President, Treasurer, Director

September 13, 2017